FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2018

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders	3
SIGNATURES		4

Item 5.07.	Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held at the principal office of the Company at 4650 Cushing Parkway, Fremont, California 94538 on November 6, 2018.
The results of voting on the following items were as set forth below:

(a)	The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	WITHHELD	BROKER NON-VOTES
Martin B. Anstice	99.82%	113,709,918	210,174	20,404,960
Eric K. Brandt	95.95%	109,309,462	4,610,630	20,404,960
Michael R. Cannon	99.75%	113,637,829	282,263	20,404,960
Youssef A. El-Mansy	99.76%	113,648,883	271,209	20,404,960
Christine A. Heckart	99.81%	113,707,934	212,158	20,404,960
Catherine P. Lego	98.75%	112,491,175	1,428,917	20,404,960
Stephen G. Newberry	99.12%	112,921,912	998,180	20,404,960
Abhijit Y. Talwalkar	98.68%	112,422,008	1,498,084	20,404,960
Lih Shyng (Rick L.) Tsai	78.86%	89,834,460	24,085,632	20,404,960
All director nominees were duly elected.
(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	91.17%	103,869,340	9,830,070	220,682	20,404,960
The proposal was approved.
(c) The vote on a proposal to approve the adoption of the Lam Research Corporation 1999 Employee Stock Purchase Plan, as amended and restated, was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	98.99%	112,772,509	1,010,304	137,279	20,404,960
The proposal was approved.

(d) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	96.73%	129,936,142	4,081,948	306,962	—
The appointment was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 8, 2018	LAM RESEARCH CORPORATION
(Registrant)
/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President, Corporate Legal Services